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                            OFFICERS' CERTIFICATIONS

                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., The general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 12, 2003                          /s/ Richard S. Ziman
                                            -------------------------
                                            Richard S. Ziman
                                            Chairman of the Board and
                                            Chief Executive Officer
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 12, 2003                          /s/ Richard S. Davis
                                            -------------------------
                                            Richard S. Davis
                                            Senior Vice President and
                                            Chief Financial Officer
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                           CERTIFICATION OF PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 12, 2003                          /s/ Victor J. Coleman
                                            -------------------------
                                            Victor J. Coleman
                                            President, Chief Operating Officer
                                            and Director
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                    CERTIFICATION OF EXECUTIVE VICE PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 12, 2003                          /s/ Andrew J. Sobel
                                            -------------------------
                                            Andrew J. Sobel
                                            Executive Vice President - Strategic
                                            Planning and Operations
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                     CERTIFICATION OF SENIOR VICE PRESIDENT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc., the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 12, 2003                          /s/ Robert C. Peddicord
                                            -------------------------
                                            Robert C. Peddicord
                                            Senior Vice President - Leasing
                                            and Operations
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                        CERTIFICATION OF GENERAL COUNSEL

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Arden Realty, Inc, the general partner of Arden Realty Limited Partnership (the "Partnership"), hereby certifies, to such officer's knowledge, that:

                  (i) the accompanying quarterly report on Form 10-Q of the Partnership for the period ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: May 12, 2003                          /s/ David A. Swartz
                                            -------------------------
                                            David A. Swartz
                                            General Counsel and Secretary
                                            Arden Realty, Inc.

A signed original of this written statement required by Section 906 has been provided to the Partnership and will be retained by the Partnership and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Partnership, whether made before or after the date hereof, regardless of any general incorporation language in such filing.